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                             SUBSCRIPTION AGREEMENT

                            VIANET TECHNOLOGIES, INC.

         Subscription Agreement for the Purchase of Units consisting of Common Stock, Class A Warrants, Class B, Warrants and Class C Warrants

                  The undersigned (the "Investor") hereby subscribes for the number of units ("Units") set forth on page 13 hereof of Vianet Technologies, Inc. (the "Company"), each Unit consisting of (i) 66,666 shares of the Company's common stock ("Common Stock"); (ii) 66,666 Class A Common Stock purchase warrants (the "Class A Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.00;
(iii) 66,666 Class B Common Stock purchase warrants (the "Class B Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.50; and (iv) 66,666 Class C Common Stock purchase warrants (the "Class C Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $3.00. The Class A Warrants, the Class B Warrants and the Class C Warrants shall hereinafter collectively be referred to as the "Warrants." The Units are being offered in connection with the Company's private placement (the "Offering") of a maximum of $2,000,000 (the "Offering") of Units at a price of $100,000 per Unit. The Offering shall be on a "best efforts" basis.

         The number of shares of Common Stock included with a Unit was determined by dividing the per Unit purchase price of $100,000 by $1.50. For each share of Common Stock included within a Unit, a Class A Warrant, a Class B Warrant and a Class C Warrant were also included.



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         At the time that 50% of the Common Stock becomes publicly saleable
(either pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or because a registration statement filed under the Securities Act covering such shares is declared effective by the Securities and Exchange Commission (the "SEC")), (the "First Measuring Date") and at the expiration of any Lock-up Period (the "Second Measuring Date") if closing prices of the Common Stock (as reported by the Bulletin Board, The Nasdaq Stock Market or a securities exchange, depending upon where the Company's Common Stock is then traded or listed) (the "Later Market Value") is less than $2.14 per share (the "Base Market Value"), the Investor shall be entitled to receive additional Common Stock as if the Offering had been based upon the Later Market Value (rounded up to the next whole cent) (but in no event more than an additional 100% of the original shares of Common Stock issued to the Investor). For example, if on either Measuring Date the price of the Common Stock is $2.00, then the investors will receive such number of shares of Common Stock so as to make the assumed Offering Price per share $1.40 (a 30% discount from $2.00). The right to receive additional Common Stock shall not be deemed attached to the purchased Common Stock and Warrants, and shall not be considered transferred to any person who acquires such originally purchased Common Stock and Warrants.

                  In addition, in the event that the closing price of the Company's Common Stock is less than $2.14 on the effective date of the Company's next registration statement, then the Exercise Price of the Warrants shall be adjusted as to reflect the closing price of the Common Stock on that day, which shall be deemed the new Exercise Price. Any such readjustment in the Exercise Price of the Warrants shall only apply to the unexercised portion of the Warrants.

                   By accepting this subscription, the Company hereby agrees to have an effective Registration Statement ("Registration Statement") registering all the Common Stock underlying the Units (including the common Stock underlying the Warrants which are part of the Units) within 120 days of the final closing ("Final Closing") of the private placement of the Company's securities. In the event that the Registration Statement is not effective in 120 days from the Final Closing, the Company will pay to the holders an aggregate of 1% of all the securities sold in the Offering for the first 30 days after the 120 day period following the Final Closing and 2% of such securities for every 30 day period thereafter.

                  In connection with the Offering, the Company may engage the services of an NASD member firm to act as a placement agent, in which case such NASD member firm shall be entitled to receive a commission of 10% of the gross proceeds derived from the sale of Units and warrants to purchase up to 10% of the aggregate amount of Units sold in the Offering (the "Agent's Warrants"), except that any such placement agent shall not be entitled to any commission on Units placed by the Company.

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                  The undersigned agrees to pay an aggregate of $100,000 as a subscription for each Unit being purchased hereunder. The entire purchase price is due and payable upon the execution of this Subscription Agreement, and shall be payable by wire transfer or check subject to collection, to the order of "Continental Stock Transfer & Trust Company, as Agent for Vianet Technologies, Inc." The wire transfer instructions are as follows:

         Name:             Continental Stock Transfer & Trust Company, as Escrow
                           Agent for Vianet Technologies, Inc.
         Account Number:   777 777 444
         Bank:             Chase Bank, 52 Broadway, New York, NY
         ABA Number:       021 000 021

                  The Company shall have the right to reject this subscription in whole or in part.

                  The undersigned acknowledges that the Unit(s) being purchased hereunder have not been registered under the Securities Act, or the securities laws of any state, that, absent an exemption from registration contained in those laws, the Unit(s) and the securities underlying the Unit(s) would require registration, and that the Company's reliance upon such exemption is based upon the undersigned's representations, warranties, and agreements contained in this Subscription Agreement and the accompanying Confidential Prospective Purchaser Questionnaire (collectively, the "Subscription Documents").

                  1. The undersigned represents, warrants, and agrees as follows:

                      a. The undersigned agrees that this Subscription Agreement is and shall be irrevocable.

                      b. The undersigned has carefully read the Confidential Private Offering Memorandum, dated January 24, 2000, and exhibits thereto (the "Memorandum"), and the Subscription Documents (collectively, the "Offering Materials"), all of which the undersigned acknowledges has been provided to the undersigned. The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Offering Materials and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned reasonably desires in order to evaluate the investment. The undersigned understands the Offering Materials, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Materials with his counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Materials. The undersigned has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Offering Materials. The undersigned does not desire to receive any further information.

                      c. The undersigned is aware that the purchase of the Unit(s) is a speculative investment involving a high degree of risk, that there is no guarantee that the undersigned will realize any gain from this investment, and that the undersigned could lose the total amount of this investment. The undersigned has specifically reviewed the section in the Memorandum entitled "Risk Factors."

                      d. The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering, or any recommendation or endorsement of this Offering.

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                      e. The undersigned is purchasing the Unit(s) for the
undersigned's own account, with the intention of holding the Unit(s) and with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Unit(s), and shall not make any sale, transfer, or pledge thereof without registration under the Securities Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

                      f. The undersigned represents that he is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The Investor is referred to the section of the Memorandum entitled "Plan of Distribution - Investor Suitability Standards" for a full explanation of such term.

                      g. The undersigned represents that, if an individual, he has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Unit(s). The undersigned has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

                      h. The undersigned is financially able to bear the economic risk of this investment, including the ability to hold the Unit(s) indefinitely, or to afford a complete loss of his investment in the Unit(s).

                      i. The undersigned represents that the undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Unit(s) will not cause such overall commitment to become excessive. The undersigned understands that the statutory basis on which the Unit(s) are being sold to the undersigned and others would not be available if the undersigned's present intention were to hold the Unit(s) for a fixed period or until the occurrence of a certain event. The undersigned realizes that, in the view of the SEC, a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the Unit(s), and for which such Unit(s) may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned's representations to the Company, and the SEC would then regard such sale as a sale for which the exemption from registration is not available. The undersigned will not pledge, transfer or assign this Subscription Agreement.

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                      j. The undersigned represents that the funds provided for
this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management. The undersigned is purchasing the Unit(s) with the undersigned's funds and not with the funds of any other person, firm, or entity and is acquiring the Unit(s) for the undersigned's account. No person other than the undersigned has any beneficial interest in the Unit(s) being purchased hereunder.

                      k. FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Unit(s), (iii) the undersigned has the full power of such entity to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

                      l. The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he or she is an individual, or its principal business address if it is a corporation or other entity.

                      m. The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units.

                      n. The undersigned acknowledges that the certificates for the Common Stock underlying the Units, which the undersigned will receive, will contain a legend substantially as follows:

         THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, TRANSFERRED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT, OR AN OPINION OF COUNSEL FOR THE COMPANY IS RECEIVED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT. THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A SUBSCRIPTION AGREEMENT, DATED ___________, 2000, BETWEEN THE HOLDER AND THE COMPANY, A COPY OF WHICH IS AVAILABLE AT THE OFFICES OF THE COMPANY.

The undersigned further acknowledges that a stop transfer order will be placed upon the certificates for the securities in accordance with the Securities Act. The undersigned further acknowledges that the Company is under no obligation to aid the undersigned in obtaining any exemption from registration requirements.

                  2. The undersigned expressly acknowledges and agrees that the Company is relying upon the undersigned's representations contained in the Subscription Documents.


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                  3. The undersigned irrevocably appoints and authorizes the
Company to take such action as agent and attorney-in-fact on his behalf and to exercise such power and authority as said agent and attorney-in-fact would have if personally acting, with respect to all matters arising in connection with securing the Company's Registration obligations as set forth in this subscription agreement, with full power and authority to execute, deliver and enforce for and on behalf of the undersigned all such agreements, consents and documents. Neither the Company nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken in connection with the authority granted pursuant to the preceding sentence, or incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing believed by it or them to be genuine. The undersigned shall indemnify the Company against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except any thereof arising out of the gross negligence or willful misconduct of the Company) that the Company may suffer or incur in connection with any action or inaction pursuant to the foregoing appointment as agent and attorney-in-fact.

                  4. The undersigned also agrees that he will be subject to any lock-up imposed by NASDAQ or any other regulatory agency.

                  5. The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business as described in the Memorandum and to enter into this Subscription Agreement and to be bound by the provisions and conditions hereof.

                  6. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

                  7. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instruments executed simultaneously herewith, which alone fully and completely expresses their agreement.

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                  8. This Subscription Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Subscription Agreement.

                  9. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

                  10. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding choice of law principles thereof, and the undersigned hereby consents to the jurisdiction of the courts of the State of New York and the United States District Courts situated therein, without giving effect to the actual domiciles of the parties.

                  11. Any reference in this Subscription Agreement to the male gender shall be deemed to refer to the feminine or neuter where applicable.

                  12. This Subscription Agreement may be executed in counterparts each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

                  13. Upon the execution and delivery of this Subscription Agreement by the Investor, this Subscription Agreement shall become a binging obligation of the Investor with respect to the purchase of the Units as herein provided.

                  14. Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by registered or certified mail, return receipt requested, or overnight mail or delivery, addressed to the Company at 83 Mercer Street 3rd Floor , New York, New York 10012 Attention: Chairman of the Board, and to the Investor at his address indicated on the signature page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

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                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE


                  IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this day____________ of_____________ , 2000.


                      x ($100,000 Per Unit)         = $
---------------------                                  ------------------------
  Units Subscribed


1. o  Individual                                    8. o  As a Custodian for

2. o  Joint Tenants with Right of Survivorship

3. o   Community Property                               _______________________
                                                        Under the Uniform Gift
4. o  Tenants in Common                                 to Minors Act of the
                                                        State.

5. o  Corporation/Partnership                       9. o  Married with Separate
                                                           Property

6. o  IRA of_________________________________      10. o  Keogh


7. o  Trust
        Date Opened__________________

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                 EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON


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                     Exact Name in Which Title is to be Held


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                                    Signature


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                               Name (Please Print)


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                          Residence: Number and Street


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City                                 State                            Zip Code


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                             Social Security Number



Accepted this __ day of __________, 2000, on behalf of:

                                                VIANET TECHNOLOGIES, INC.

                                                By:__________________________


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                  EXECUTION BY SUBSCRIBER WHO IS A CORPORATION,
                            PARTNERSHIP, TRUST, ETC.


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                     Exact Name in Which Title is to be Held


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                                    Signature


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                               Name (Please Print)


--------------------------------------------------------------------------------
                               Title of Signatory


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                       Business Address: Number and Street


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City                                State                             Zip Code


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                          Employer or NASD affiliation


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                            Tax Identification Number


Accepted this __ day of ________, 2000, on behalf of:


                                                 VIANET TECHNOLOGIES, INC.

                                                 By:___________________________


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